UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): December 31, 2007

ROK ENTERTAINMENT GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18565	93-0947570
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

ROK House, Kingswood Business Park
Holyhead Road, Albrighton
Wolverhampton WV7 3AU
United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-44-1902-374896

Cyberfund, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ROK Entertainment Group Inc.

December 31, 2007

Item 5.03.     Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

(a)   Effective December 31, 2007, we changed our corporate name to ROK Entertainment Group Inc. from Cyberfund, Inc. We accomplished this by reincorporating Cyberfund in the State of Delaware from Oklahoma through a merger of Cyberfund with and into a newly-formed Delaware subsidiary known as “ROK Entertainment Group Inc.” At the effective time of the reincorporation, ROK Entertainment Group became the surviving company of the merger, as well as the registrant for public reporting purposes under the federal securities laws, and its certificate of incorporation and by-laws became our certificate of incorporation and by-laws. Copies of these documents were included as exhibits to our definitive information statement on Schedule 14C, which was filed with the SEC on December 10, 2007, and are incorporated herein by reference in their entirety. We and our shares of common stock are now governed by the Delaware General Corporation Law.

At the effective time of the reincorporation, each outstanding share of common stock, par value $.001 per share, of Cyberfund was automatically converted into one share of common stock, par value $.001 per share, of ROK Entertainment Group. There was no change in the number of our outstanding shares of common stock.

In connection with our corporate name change, our trading symbol was changed to ROKE on the OTC Bulletin Board.

The foregoing description of the reincorporation and corporate name change is not intended to be complete and is qualified in its entirety by the complete text of the definitive information statement filed with the SEC on December 10, 2007, describing the reincorporation, corporate name change and related matters, and the exhibits filed with such information statement.

We announced the reincorporation, corporate name change and trading symbol change in a press release issued on December 31, 2007, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

Item 9.01.		Financial Statements and Exhibits.

(d)		Exhibits.

Exhibit No. Description

	99.1	Press Release of ROK Entertainment Group Inc. issued on December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2008	ROK ENTERTAINMENT GROUP INC.

By: /s/ Laurence Alexander
Laurence Alexander
President and Chief Executive Officer